Exhibit 10.1

AMENDMENT NO. 1 TO

AT THE MARKET OFFERING AGREEMENT

March 30, 2017

Maxim Group LLC

405 Lexington Avenue

New York, New York 10174

Ladies and Gentlemen:

This Amendment No. 1 to At The Market Offering Agreement (“Amendment No. 1”) amends that certain At The Market Offering Agreement, dated February 10, 2017 (the “Agreement”), by and between Naked Brand Group, Inc., a corporation organized under the laws of Nevada (the “Company”), and Maxim Group LLC (the “Manager”), pursuant to which the Company may sell from time to time, up to an aggregate of $5,000,000 of shares of Common Stock through the Manager, as sales agent. Capitalized terms used herein and not otherwise defined have the meetings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Manager agree as follows:

1.                  Amendments to the Agreement. The Agreement shall be amended as specifically set forth in this Section. Except as specifically amended hereby, the Agreement shall remain in full force and effect and all other terms of the Agreement remain unchanged. To the extent any provision of the Agreement is inconsistent with this Amendment No. 1, this Amendment No. 1 shall control.

a.                   The definition of “Execution Time” in Section 1 of the Agreement is hereby amended and restated as follows to include within the definition the execution of this Amendment No. 1:

““Execution Time” shall mean the date and time that this Agreement and any amendment thereto is executed and delivered by the parties hereto.”

b.                  The first paragraph of Section 2 of the Agreement is hereby amended and restated as follows:

“The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, up to $5,500,000 of shares (the “Shares”) of the Company’s common stock, $0.001 par value (“Common Stock”), from time to time during the term of this Agreement and on the terms set forth herein; provided, however, that in no event shall the Company issue or sell through the Manager such number of Shares that (a) exceeds the number or dollar amount of shares of Common Stock registered on the Registration Statement, pursuant to which the offering is being made, (b) exceeds the number of authorized but unissued shares of Common Stock or (c) would cause the Company or the offering of the Shares to not satisfy the eligibility and transaction requirements for use of Form S-3 (including, if applicable, General Instruction I.B.6 of Registration Statement on Form S-3 (the lesser of (a), (b) and (c), the “Maximum Amount”)). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 2 on the number and aggregate sales price of Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Manager shall have no obligation in connection with such compliance

c.                   The “Integration” provision in Section 13 of the Agreement is hereby amended to include this Amendment No. 1 among the agreements of the Company and the Manager.

2.                  Filing of Prospectus Supplement. The Company shall file within two business days of the date hereof a new Prospectus Supplement in accordance with Rule 424 disclosing the terms of this Amendment No. 1 (along with any other Company disclosures required to be included pursuant to the Act). The Company covenants that each Prospectus Supplement that has previously been filed shall have been filed in the manner required by Rule 424(b) within the time period required hereunder and under the Act; any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

3.                  Delivery of Officer’s Certificate. Upon execution of this Amendment No. 1, the Company shall furnish or cause to be furnished to the Manager a certificate of the Company signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated as of such date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any Prospectus Supplement and any documents incorporated by reference therein and any supplements or amendments thereto and this Agreement and that: (i) the representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date; (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and (iii) since the date of the most recent financial statements included in the Registration Statement, the Prospectus and the Incorporated Documents, there has been no Material Adverse Effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus.

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4.                  No Material Adverse Event. Since the respective dates as of which information is disclosed in the Registration Statement, the Prospectus and the Incorporated Documents, except as otherwise stated therein, there has not been (i) any change or decrease in previously reported results specified in the letter or letters referred to in paragraph (d) of Section 6 of the Agreement or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Prospectus and the Incorporated Documents (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Manager, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the Incorporated Documents and the Prospectus (exclusive of any amendment or supplement thereto).

5.                  Payment of All Fees. The Company has paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) of the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Act and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

6.                  Shares Listed on Trading Market. The Shares have been listed and admitted and authorized for trading on the Trading Market, and satisfactory evidence of such actions shall have been provided to the Manager.

7.                  Conditions to the Obligations of the Manager.

a.                   No FINRA Objections. FINRA shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement.

b.                  Payment of Fees. In accordance with Section 5(x) of the Agreement, the Company shall have paid to counsel of the Manager $20,000, representing the unpaid balance of the $45,000 total reimbursement obligation, upon execution of this Amendment No. 1.

c.                   Officer Certificate. The Officer Certificate described in Section 3 hereof shall have been executed and delivered to the Manager.

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8.                  Miscellaneous.

a.                   Notices. All communications hereunder shall be made in accordance with the Agreement.

b.                  Successors. This Amendment No. 1 will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 of the Agreement, and no other person will have any right or obligation hereunder.

c.                   No Fiduciary Duty. The Company hereby acknowledges that (a) the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company’s securities and not as a fiduciary of the Company and (b) the Company’s engagement of the Manager in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether the Manager has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Manager has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

d.                  Applicable Law. This Amendment No. 1 will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

e.                   WAIVER OF JURY TRIAL. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1, ANY TERMS AMENDMENT NO. 1 OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

f.                   Counterparts. This Amendment No. 1 may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement, which may be delivered by facsimile or in .pdf file via e-mail.

g.                  Headings. The headings of this Amendment No. 1 are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Manager.

Very truly yours,

Naked Brand Group Inc.

By:	/s/ Carole Hochman
Name:	Carole Hochman
Title:	Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

MAXIM GROUP LLC

By:	/s/ Clifford Teller
Name:	Clifford Teller
Title:	Executive Managing Director, Head of Investment Banking

Address for Notice:

405 Lexington Avenue

New York, New York 10174

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